UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 17, 2010

YAYI INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23806	87-0046720
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 9 Xingguang Road,
Northern Industrial Park of Zhongbei Town,
Xiqing District, Tianjin 300384, China
(Address of Principal Executive Offices)

(86)22-2798-4033
Registrant’s Telephone Number, Including Area Code:

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2010, Yayi International Inc., a Delaware corporation, issued a press release announcing its financial results for the fiscal quarter ended June 30, 2010. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release dated August 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAYI INTERNATIONAL INC.

Date: August 17, 2010

/s/ Li Liu
Li Liu
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 17, 2010